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                                CERES GROUP, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ceres Group, Inc. (the "Company") certifies that the Annual Report on Form 10-K of the Company for the annual ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 31, 2003                    /s/ Thomas J. Kilian
                                          -------------------------------------
                                           Thomas J. Kilian
                                           Chief Executive Officer


Dated:   March 31, 2003                    /s/ David I. Vickers
                                          -------------------------------------
                                           David I. Vickers
                                           Chief Financial Officer


         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.